EXHIBIT 31.4

CERTIFICATION OF
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Marcus Y. Smith, certify that:

1.	I have reviewed this Amendment No. 2 to the annual report on Form 10-K of SonoSite, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

/s/ Marcus Y. Smith
Marcus Y. Smith
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

September 1, 2011